UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
_________________

Date of Report: May 7, 2010
(Date of earliest event reported)

TEMPLE-INLAND INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-08634	75-1903917
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1300 MoPac Expressway South, 3rd Floor
Austin, Texas 78746
(Address of Principal Executive Offices, including Zip code)

(512) 434-5800
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

G	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
G	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
G	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
G	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           Retiring Directors

At the conclusion of the annual meeting of stockholders held on May 7, 2010, Donald M. Carlton retired from our board of directors.  Following his retirement, the board consists of ten directors.

(e)           Compensatory Arrangements

At its regular quarterly meeting on February 5, 2010, our board of directors approved the Temple-Inland Inc. 2010 Incentive Plan, subject to approval of the stockholders at the annual meeting of stockholders on May 7, 2010.  The plan was filed as exhibit 10.36 to our Annual Report on Form 10-K for the period ended January 2, 2010, which was filed with the Securities and Exchange Commission on February 23, 2010.  Our board granted various awards under the plan on February 5, 2010, which were subject to stockholder approval of the plan.  Detailed descriptions of the terms of the plan and the awards to our named executive officers are set forth in the proxy materials for the annual meeting, which were filed with the Securities and Exchange Commission on March 23, 2010.

As noted below, our stockholders approved the plan at the annual meeting on May 7, 2010.  The following form of award agreements pursuant to the plan are filed as exhibits to this Current Report on Form 8-K:

•	Form of Nonqualified Stock Option Agreement issued pursuant to the Temple-Inland Inc. 2010 Stock Incentive Plan
•	Form of Restricted Stock Units Agreement issued pursuant to the Temple-Inland Inc. 2010 Stock Incentive Plan
•	Form of Performance Stock Units Agreement issued pursuant to the Temple-Inland Inc. 2010 Stock Incentive Plan

At its regular quarterly meeting on May 7, 2010, our board of directors amended the plan to provide that time-vested Full Value Awards (as defined in the plan) granted under the plan will have a minimum vesting period of not less than three years and performance-based Full Value Awards will have a minimum vesting period of not less than one year.  This amendment to the plan does not require approval of our stockholders.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

We held our annual meeting of stockholders on May 7, 2010, at which a quorum was present.  The table below sets forth the number of votes cast for and against, as well as the number of abstentions and broker non-votes, for each matter voted at that meeting, as certified by the independent inspector of elections.

	Matter	For	Against	Abstentions and Broker Non-Votes
1.	Election of three directors
	(a) E. Linn Draper, Jr.	86,896,598	2,716,811	7,341,244
	(b) J. Patrick Maley III	88,721,785	933,623	7,299,245
	(c) W. Allen Reed	89,048,653	589,610	7,316,391
2.	Approve adoption of the Temple-Inland 2010 Incentive Plan	79,889,227	8,926,466	8,138,960
3.	Ratification of selection of Ernst & Young LLP as independent registered public accounting firm	95,767,627	887,735	299,291

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits.

10.1	Form of Nonqualified Stock Option Agreement issued pursuant to the Temple-Inland Inc. 2010 Stock Incentive Plan

10.2	Form of Restricted Stock Units Agreement issued pursuant to the Temple-Inland Inc. 2010 Stock Incentive Plan

10.3	Form of Performance Stock Units Agreement issued pursuant to the Temple-Inland Inc. 2010 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEMPLE-INLAND INC.
Date: May 11, 2010	By:	/s/ J. Bradley Johnston
Name: J. Bradley Johnston
Title: Chief Administrative Officer

EXHIBIT INDEX

Exhibit	Description	Page
10.1	Form of Nonqualified Stock Option Agreement issued pursuant to the Temple-Inland Inc. 2010 Stock Incentive Plan	5

10.2	Form of Restricted Stock Units Agreement issued pursuant to the Temple-Inland Inc. 2010 Stock Incentive Plan	7

10.3	Form of Performance Stock Units Agreement issued pursuant to the Temple-Inland Inc. 2010 Stock Incentive Plan	12